U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 7, 2012

GLOBAL IMMUNE TECHNOLOGIES, INC.

(Exact Name of registrant as specified in its Charter)

Wyoming	0-30520	98-05327255
(State of Incorporation)	Commission File No.	(IRS Employer
Identification No.)

2809 Great Northern Loop, Suite 100, Missoula, MT 59808-1749

(Address of principal executive offices)                       (Zip Code)

Registrant’s telephone number, (406) 322 - 3844

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 1. Registrants Business and Operations

None

SECTION 2. Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Issuance of Promissory Note with Warrants attached

On December 4, 2012 Global Immune Technologies, Inc. (“Company”) executed non-interest bearing Promissory Notes for $108,500 to a related party and $100,000 in the aggregate to five other parties with a one year Warrant attached for 5,425,000 and 5,000,000 shares respectively to acquire shares of Company Common Stock at the strike price of $0.02 expiring on December 4, 2013 and an exploding one-half ‘B Warrant’ at a strike price of $0.25 expiring on December 4, 2014.

SECTION 3. Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On or about December 5, 2012 the Company issued 2,400,000 shares to five persons that had subscribed to shares in July and August 2012 creating a share payable for $5,800, the issuance satisfies the payable.

SECTION 6. [Reserved]

N/A.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business. Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Safe Harbor for Failure to File

Because of the difficulty inherent in quick judgments regarding materiality and need to file under some of the new Form 8-K items, the SEC has adopted a limited safe harbor that will protect the company from (1) antifraud liability under Exchange Act Section 10(b) and Rule 10b-5 or (2) loss of eligibility to use abbreviated registration statement forms (i.e., Forms S-2 and S-3) under the Securities Act of 1933, solely as a result of failure to make a timely filing on Form 8-K. The failure-to-file safe harbor relates only to Items 1.01, 1.02, 2.03, 2.04, 2.05, 2.06 and 4.02(a) of amended Form 8-K, each of which requires management to make assessments regarding materiality or a determination regarding the occurrence of a triggering event.

The antifraud liability safe harbor relates only to the failure to file and not to misstatements or omissions that are made in Form 8-K disclosure. The liability safe harbor extends only until the due date of the company's next periodic report (in which the required disclosures must be made).

SECTION 8. Other Events

None

SECTION 9. Financial Statements and Exhibits

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this interim report on 8-K the following documents we have previously filed with the SEC: our quarterly reports on Form 10-Q for the quarterly periods ended September 30, 2012 and June 30, 2012 and our Annual Report on Form 10-K for the year ended March 31, 2012.

Exhibit 4.1 Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Immune Technologies, Inc.
Dated: December 7, 2012

/S/Jeffrey R. Bruhjell
By: Jeffrey R. Bruhjell
Title: Corporate Secretary & CFO